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                                                                     Exhibit 4.3

                                  $100,000,000

                       GRAHAM-FIELD HEALTH PRODUCTS, INC.

                    9-3/4% Senior Subordinated Notes due 2007

                          REGISTRATION RIGHTS AGREEMENT



                                                                  August 4, 1997


SMITH BARNEY INC.
388 Greenwich Street
New York, New York 10013

Dear Sirs:

            Graham-Field Health Products, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Smith Barney Inc. (the "Initial Purchaser"), upon the terms set forth in a purchase agreement dated as of July 30, 1997 (the "Purchase Agreement"), an aggregate of $100,000,000 principal amount of its 9-3/4% Senior Subordinated Notes due 2007 (the "Notes"). The Notes will be issued pursuant to an indenture (the "Indenture") dated as of August 4, 1997, between the Company, the entities listed in Schedule I hereto (the "Guaranteeing Subsidiaries") and American Stock Transfer & Trust Company, as trustee (the "Trustee"). As an inducement to the Initial Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchaser thereunder, the Company and the Guaranteeing Subsidiaries agree with the Initial Purchaser, for the benefit of the holders of the Notes (including, without limitation, the Initial Purchaser), as follows:

            Section 1. Definitions.

            As used in this Agreement, the following capitalized terms shall have the following meanings:

            Act:  The Securities Act of 1933, as amended.

            Broker-Dealer: Any broker or dealer registered under the Exchange
Act.

            Broker-Dealer Transfer Restricted Securities: New Notes that are acquired by a Broker-Dealer in the Exchange Offer in exchange for Notes that such Broker-Dealer acquired for its own account as a result of market-making activities or other trading activities (other than Notes acquired directly from the Company or any of its affiliates).

            Closing Date:  The date hereof.

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            Commission:  The Securities and Exchange Commission.

            Consummate: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the New Notes to be issued in the Exchange Offer, (b) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof and (c) the delivery by the Company and the Guaranteeing Subsidiaries to the Registrar under the Indenture of New Notes in the same aggregate principal amount as the aggregate principal amount of Notes tendered by Holders thereof pursuant to the Exchange Offer.

            Damages Payment Date:  With respect to the Transfer
Restricted Securities, each Interest Payment Date.

            Definitive Note:  Any Notes other than a Global Note.

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            Exchange Offer: The registration by the Company and the Guaranteeing Subsidiaries under the Act of the New Notes pursuant to the Exchange Offer Registration Statement under which the Company and the Guaranteeing Subsidiaries shall offer the Holders of all outstanding Notes the opportunity to exchange all such outstanding Notes for New Notes in an aggregate principal amount equal to the aggregate principal amount of the Notes tendered in such exchange offer by such Holders.

            Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

            Global Note:  As defined in the Indenture.

            Holders:  As defined in Section 2 hereof.

            Indemnified Holder: As defined in Section 8 hereof.

            Indenture: The Indenture, dated the Closing Date, among the Company, the Guaranteeing Subsidiaries and the Trustee, pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

            Interest Payment Date: As defined in the Indenture and the Notes.

            New Notes: The Company's 9-3/4% Senior Subordinated Notes due 2007 to be issued pursuant to the Indenture (i) in the Exchange Offer or (ii) upon the request of any Holder of Notes covered by a Shelf Registration Statement, in exchange for such Notes.

            Non-Company Indemnitee: As defined in Section 8 hereof.

            Person: An individual, partnership, corporation, trust, unincorporated organization, or a government or agency or political subdivision thereof.

            Prospectus: The prospectus included in a Registration Statement at the time such

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Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

            Record Holder: With respect to any Damages Payment Date, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

            Registration Default:  As defined in Section 5 hereof.

            Registration Statement: Any registration statement of the Company and the Guaranteeing Subsidiaries relating to (a) an offering of New Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) which is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

            Restricted Broker-Dealer: Any Broker-Dealer which holds Broker-Dealer Transfer Restricted Securities.

            Shelf Registration:  As defined in Section 4 hereof.

            Shelf Registration Statement: As defined in Section 4 hereof.

            TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

            Transfer Restricted Securities: Each Note, until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note has been disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Note is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) or (d) the date on which such Note is distributed to the public pursuant to Rule 144 under the Act. "Transfer Restricted Securities" shall be deemed to include the guarantees of the Company's obligations under the Indenture and the Notes by the Guaranteeing Subsidiaries.

            Section 2. Securities Subject To This Agreement.

            (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

            (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

            Section 3. Exchange Offer.

            (a) Unless the Exchange Offer shall not be permitted by applicable federal

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law or Commission policy, the Company and the Guaranteeing Subsidiaries shall
(i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 60 days after the Closing Date, the Exchange Offer Registration Statement, (ii) use their respective best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 120 days after the Closing Date, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective,
(B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the New Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the New Notes to be offered in exchange for the Notes that are Transfer Restricted Securities and to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers as contemplated by Section 3(c) below.

            (b) The Company and the Guaranteeing Subsidiaries shall use their respective best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 days. The Company and the Guaranteeing Subsidiaries shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company and the Guaranteeing Subsidiaries shall use their respective best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 days thereafter.

            (c) The Company and the Guaranteeing Subsidiaries shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Restricted Broker-Dealer who holds Notes that are Transfer Restricted Securities and that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities, may exchange such Notes (other than Transfer Restricted Securities acquired directly from the Company or any of its affiliates) pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of each New Note received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

            The Company and the Guaranteeing Subsidiaries shall use their respective best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6 below to the extent necessary to ensure

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that it is available for sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, and to ensure that such Registration Statement conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the date on which the Exchange Offer is Consummated.

            The Company and the Guaranteeing Subsidiaries shall promptly provide sufficient copies of the latest version of such Prospectus to such Restricted Broker-Dealers promptly upon request, and in no event later than one day after such request, at any time during such 180-day period in order to facilitate such sales.

            Section 4. Shelf Registration.

            (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement with respect to the New Notes because the Exchange Offer is not permitted by applicable law or Commission policy or
(ii) any Holder of Transfer Restricted Securities shall notify the Company within 20 days following the Consummation of the Exchange Offer that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the New Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Notes acquired directly from the Company or one of its affiliates, then the Company and the Guaranteeing Subsidiaries shall (x) cause to be filed on or prior to 45 days after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement pursuant to clause (i) above or 45 days after the date on which the Company receives the notice specified in clause (ii) above a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration") (which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement")), relating to all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof, and shall (y) use their respective best efforts to cause such Shelf Registration Statement to become effective on or prior to 120 days after the date on which the Company becomes obligated to file such Shelf Registration Statement. If, after the Company has filed an Exchange Offer Registration Statement which satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer shall not be permitted under applicable federal law or Commission policy, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above. Such an event shall have no effect on the requirements of clause (y) above. The Company and the Guaranteeing Subsidiaries shall use their respective best efforts to keep the Shelf Registration Statement discussed in this Section 4(a) continuously effective, supplemented and amended as required by and subject to the provisions of Section 6 hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the date on which such Shelf Registration Statement first becomes effective under the Act or such shorter period ending when all of the Transfer Restricted Securities available for sale thereunder have been sold.

            (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its

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Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company and the Guaranteeing Subsidiaries in writing, within 20 days after receipt of a request therefor, such information specified in Item 507 of Regulation S-K under the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have provided all such information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company and the Guaranteeing Subsidiaries all information required to be disclosed in order to make the information previously furnished to them by such Holder not materially misleading.

            Section 5. Liquidated Damages.

            If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement, (iii) the Exchange Offer has not been Consummated within 30 days after the Exchange Offer Registration Statement is first declared effective by the Commission or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective immediately (each such event referred to in clauses (i) through (iv), a "Registration Default"), then the Company and the Guaranteeing Subsidiaries hereby jointly and severally agree to pay liquidated damages to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.

            All accrued liquidated damages shall be paid to the Holders by wire transfer of immediately available funds or by federal funds check and to Holders of Definitive Notes by mailing checks to their registered addresses on each Damages Payment Date. All obligations of the Company and the Guaranteeing Subsidiaries set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

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            Section 6. Registration Procedures. In connection with any Shelf
Registration contemplated by Section 4 hereof and, to the extent applicable, the Exchange Offer contemplated by Section 3 hereof, the Company and the Guaranteeing Subsidiaries shall:

            (a) furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the Prospectus included therein and shall obtain the consent (which shall not be unreasonably withheld or delayed) of the Initial Purchaser to any such filing;

            (b) advise the Initial Purchaser and the holders of the Notes and the New Notes (to the extent applicable) in writing:

                (i) when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information;

               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

               (iv) of the receipt by the Company and Guaranteeing Subsidiaries of any notification with respect to the suspension of the qualification of the Notes and New Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (v) of the happening of any event that requires the Company and the Guaranteeing Subsidiaries to make changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading (which advice shall be accompanied by an instruction that such notice constitutes material nonpublic information, and to suspend the use of the Prospectus until the requisite changes have been made, and which instruction shall require that such holders shall not communicate such material nonpublic information to any third party and shall not sell or purchase, or offer to sell or purchase, any securities of the Company or Guaranteeing Subsidiaries after receipt of such advice and prior to the effectiveness of any action required to be taken by the Company pursuant to Section 6(h) hereof);

            (c) use all reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

            (d) furnish to each holder of Notes included within the coverage of the Shelf Registration, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the holder so requests in writing, all exhibits (including those incorporated by reference);

            (e) deliver to each holder of Notes included within the coverage of the Shelf

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Registration, if any, without charge, as many copies of the Prospectus
(including each preliminary Prospectus) included in the Registration Statement with respect to the Shelf Registration and any amendment or supplement thereto as such persons may reasonably request. The Company and the Guaranteeing Subsidiaries consent, subject to the provisions of the Agreement, to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Notes in connection with the offering and sale of the Notes covered by the Prospectus, or any amendment or supplement thereto, included in such Registration Statement;

            (f) prior to any public offering of Notes pursuant to the Shelf Registration, register or qualify or cooperate with the holders of securities included therein and their respective counsel in connection with the registration or qualification of such Notes for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as any holder of Notes reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the securities covered by the Shelf Registration; provided that neither the Company nor any Guaranteeing Subsidiary shall be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified,
(ii) take any action that would subject it to the service of process in suits, other than as to matters and transactions relating to the Shelf Registration, in any jurisdiction where it is not now subject or (iii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject;

            (g) cooperate with the holders of the Notes to facilitate the timely preparation and delivery of certificates representing Notes to be sold in the Shelf Registration free of any restrictive legends and in such denominations and registered in such names as the holders may request a reasonable period of time prior to sales of Notes pursuant to the Shelf Registration;

            (h) upon the occurrence of any event contemplated by Section 6(b)(v) above, as promptly as reasonably practicable, prepare a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Notes, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

            (i) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for the New Notes and provide the applicable trustee with printed certificates for the Notes or New Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company;

            (j) use all reasonable efforts to comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act and Rule 158 promulgated thereunder) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration, which statement shall cover such 12-month period; and

            (k) cause the Indenture (or an indenture substantially identical to the Indenture in the case of an Exchange Offer) to be qualified under the Trust Indenture Act of 1939, as amended.
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            The Company and the Guaranteeing Subsidiaries may require each
Holder of Notes to be sold pursuant to the Shelf Registration to furnish to them such information regarding the Holder and the distribution of such Notes as they may from time to time reasonably require for inclusion in the Registration Statement. The Company and the Guaranteeing Subsidiaries may also require each holder of Notes participating in the Exchange Offer to represent to them that at the time of the consummation of the Exchange Offer (i) such holder is not an affiliate of the Company or any Guaranteeing Subsidiary within the meaning of Rule 158, (ii) any New Notes received by such holder will be acquired in the ordinary course of its business and (iii) such holder will have no arrangement or understanding with any person to participate in the distribution of the Notes or the New Notes within the meaning of the Act. Each holder agrees by acquisition of Notes that, upon receipt of any notice from the Company and the Guaranteeing Subsidiary of the existence of any fact of the kind described in
Section 6(b)(v) hereof, such holder will forthwith discontinue disposition of Notes until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(h) hereof, or until it is advised in writing by the Company and the Guaranteeing Subsidiaries that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings with respect to the Prospectus. If so directed by the Company and the Guaranteeing Subsidiaries, each holder will deliver to the Company and the Guaranteeing Subsidiaries (at the Company's and Guaranteeing Subsidiaries' expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Notes current at the time of receipt of such notice.

            Section 7. Registration Expenses. The Company and the Guaranteeing Subsidiaries shall bear all reasonable expenses incurred in connection with the performance of their obligations under Sections 3 through 6 hereof and, in the event of a Shelf Registration, shall bear or reimburse the holders of the Notes for the reasonable fees and disbursements of one firm of counsel designated by the holders of a majority in principal amount of the Notes to act as counsel for the holders of the Notes in connection therewith.

            Section 8. Indemnification. (a) The Company and the Guaranteeing Subsidiaries, jointly and severally, agree to indemnify and hold harmless (i) the Initial Purchaser, (ii) each holder of Notes and/or New Notes (including Broker-Dealers receiving New Notes in the Exchange Offer)(each an "Indemnity Holder"), (iii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Initial Purchaser or any Indemnity Holder (any of the persons referred to in this clause (iii) being hereinafter referred to as a "controlling person") and (iv) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser or any Indemnity Holder or any controlling person (any person referred to in clause (i), (ii), (iii) or (iv) may hereinafter be referred to as a "Non-Company Indemnitee"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendments or supplements thereto) prepared in accordance with this Agreement, including any document incorporated by reference therein, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except, with respect to any Non-Company Indemnitee, insofar as such losses, claims, damages, liabilities or judgments
(1) are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company or the Guaranteeing Subsidiaries by such Non-Company Indemnitee expressly for use therein or (2) with respect to any preliminary Prospectus, result from the fact that such Non-Company Indemnitee sold Notes or New Notes to a person to whom there was not sent or given,

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at or prior to the written confirmation of such sale, a copy of the final
Prospectus, as amended or supplemented, if required under the Act and if the Company or the Guaranteeing Subsidiaries shall have previously furnished copies thereof to such Non-Company Indemnitee in accordance with this Agreement and the final Prospectus, as amended or supplemented, would have corrected such untrue statement or omission.

            (b) In case any action shall be brought against any Non-Company Indemnitee based upon any Registration Statement or Prospectus, or any amendment or supplement thereto, and with respect to which indemnity may be sought against the Company and/or the Guaranteeing Subsidiaries, such Non-Company Indemnitee shall promptly notify the Company and the Guaranteeing Subsidiaries in writing and the Company and the Guaranteeing Subsidiaries shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Non-Company Indemnitee and payment of all fees and expenses. Such Non-Company Indemnitee shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of counsel shall be paid by such Non-Company Indemnitee, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company and the Guaranteeing Subsidiaries, (ii) the Company or the Guaranteeing Subsidiaries shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Non-Company Indemnitee and the Company and/or the Guaranteeing Subsidiaries and such Non-Company Indemnitee shall have been advised by counsel that it would be inappropriate for the same counsel to represent such Non-Company Indemnitee and the Company and/or the Guaranteeing Subsidiaries (in which case the Company and/or the Guaranteeing Subsidiaries shall not have the right to assume the defense of such action on behalf of such Non-Company Indemnitee, it being understood, however, that neither the Company nor any Guaranteeing Subsidiary shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Non-Company Indemnitees, which firm shall be designated in writing by the Non-Company Indemnitees and whose fees and expenses reasonably incurred shall be reimbursed as they are incurred). The Company and the Guaranteeing Subsidiaries shall not be liable for any settlement of any such action effected without the written consent of the Company and the Guaranteeing Subsidiary, but if settled with the written consent of the Company and the Guaranteeing Subsidiary, the Company and the Guaranteeing Subsidiaries agree to indemnify and hold harmless any Non-Company Indemnitee from and against any amounts payable pursuant to such written consent in connection with such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the Company and/or the Guaranteeing Subsidiaries and a Non-Company Indemnitee shall have requested the Company and/or the Guaranteeing Subsidiaries to reimburse such Non-Company Indemnitee for such fees and expenses of counsel as incurred, the Company and the Guaranteeing Subsidiaries agree that they shall be liable for any settlement of any action effected without their written consent if (i) such settlement is entered into more than 30 business days after the receipt by the Company and the Guaranteeing Subsidiaries of the aforesaid request and (ii) the Company and/or the Guaranteeing Subsidiaries shall have failed to reimburse such Non-Company Indemnitee in accordance with such request for reimbursement prior to the date of such settlement. The Company and the Guaranteeing Subsidiaries shall not, without the prior written consent of such Non-Company Indemnitee, effect any settlement of any pending or threatened proceeding in respect of which such Non-Company Indemnitee is or could have been a party and indemnity could have been sought hereunder by such Non-Company Indemnitee, unless such settlement includes an unconditional release of such Non-Company Indemnitee from all liability on claims that are the subject matter of such proceeding.

            (c) Each Indemnity Holder agrees to indemnify and hold harmless (i) the Company and the Guaranteeing Subsidiaries, (ii) the Initial Purchaser, (iii) each other Indemnity Holder, (iv) any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, the Initial Purchaser and each other Indemnity Holder and (v) the respective officers, directors, partners, employees, representatives and agents of each of the parties referred to in clauses (i), (ii), (iii) and (iv), to the same extent as the foregoing indemnity from the Company and the Guaranteeing Subsidiaries to each of the Non-Company Indemnitees, but only with respect to information relating to such Indemnity Holder that was furnished in writing by such Indemnity Holder expressly for use in any Registration Statement (or any amendment or supplement thereto) prepared in accordance with this Agreement. In no event shall the liability of any Indemnity Holder hereunder be greater in amount by which the dollar amount of the proceeds received by such Indemnity Holder upon the sales of the Notes or New Notes giving rise to such indemnification obligation exceeds the amount of any damages which such Indemnity Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

            (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party, on the one hand, or the indemnified party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company and the Guaranteeing Subsidiaries, the Initial Purchaser and each Indemnity Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The losses, claims, damages, liabilities or judgments of an indemnified party referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim prior to the indemnifying party's assumption of the defense thereof or subsequent thereto to the extent permitted by the second sentence of Section 8(b) hereof. Notwithstanding the provisions of this Section 8, none of the Indemnity Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total amount received by such Indemnity Holder with respect to the sale of Notes or New Notes exceeds the amount of any damages which such Indemnity Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of Indemnity Holders to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Notes and/or New Notes held by each of the Indemnity Holders hereunder and not joint.

            Section 9. Miscellaneous.

            (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and Guaranteeing Subsidiaries have obtained the written consent of holders of a majority in aggregate principal amount of the Notes.

            (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier which guarantees overnight delivery:

                  (1) If to a holder of Notes or New Notes, at the most current address given by such holder to the Company or Guaranteeing Subsidiary in accordance with the provisions of this Section 9(b), which address initially is, with respect to each holder, the address of such holder to which confirmation of the sale of Notes or New Notes to such holder was first sent, with a copy in like manner to the Initial Purchaser c/o Smith Barney Inc. at 388 Greenwich Street, New York, New York 10013.

                  (2) If to the Company or Guaranteeing Subsidiary, at the following address:

                  Graham-Field Health Products, Inc.
                  400 Rabro Drive East
                  Hauppauge, NY 11788
                  Attention:  General Counsel

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged by recipient's telecopy operator, if telecopied; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

            (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent holders of the Notes and the New Notes.

            (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws rules.

            (g) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            Please confirm that the foregoing correctly sets forth the agreement between the Company, the Guaranteeing Subsidiaries and the Initial Purchaser.









                                   SIGNATURES


Dated as of August 4, 1997


                                       GRAHAM-FIELD HEALTH
                                       PRODUCTS, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                AQUA-THERM CORP.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       BRISTOLINE, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       EVEREST & JENNINGS
                                       CANADIAN LTD.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:

                                       EVEREST & JENNINGS
                                       DE MEXICO S.A. DE C.V.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       EVEREST & JENNINGS, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       EVEREST & JENNINGS
                                       INTERNATIONAL LTD.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       EVEREST & JENNINGS LIFESTYLES


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       EXNEWT, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       FREEWAY INVESTMENT CORP.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:

                                       G.F.E. HEALTHCARE PRODUCTS CORP.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       GRAHAM-FIELD BANDAGE, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       GRAHAM-FIELD DISTRIBUTION, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       GRAHAM-FIELD EUROPEAN
                                        DISTRIBUTION CORPORATION LIMITED


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       GRAHAM-FIELD EXPRESS, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:

                                       GRAHAM-FIELD EXPRESS (DALLAS), INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       GRAHAM-FIELD EXPRESS
                                       (PUERTO RICO) INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       GRAHAM-FIELD, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       GRAHAM-FIELD TEMCO, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       HEALTH AND MEDICAL
                                       TECHNIQUES, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       HEALTHTEAM, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:

                                       INTERNATIONAL MEDICAL
                                       EQUIPMENT CORP.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       THE JENNINGS INVESTMENT COMPANY


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       KUSCHALL OF AMERICA, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       LABAC SYSTEMS, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       LABTRON SCIENTIFIC CORP.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       M.E. TEAM, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:

                                          Title:


                                       MCT ACQUISITION CORP.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       MEDISCO, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       METAL PRODUCTS CORP.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       PATIENT TECHNOLOGY, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       PROFESSIONAL SECURITIES CORP.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       RABSON MEDICAL SALES, LTD.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:

                                       SMITH & DAVIS MANUFACTURING
                                        COMPANY


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       THOMPSON BLAIR, INC.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


                                       VENTILATOR CORP.


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:


Dated as of August 4, 1997


                                            (SEAL)

                                       AMERICAN STOCK TRANSFER &
                                        TRUST COMPANY
                                         as Trustee


Attest:                                By:
       ---------------------------        -------------------------------------
                                          Name:
                                          Title:

Accepted in New York, New York

______________, 1997

SMITH BARNEY INC.

By:  SMITH BARNEY INC.



By:
    -----------------------------------------------
      Name:
      Title:

                                   SCHEDULE I


AQUA-THERM CORP.
BRISTOLINE, INC.
EVEREST & JENNINGS CANADIAN LTD.
EVEREST & JENNINGS DE MEXICO S.A. DE C.V.
EVEREST & JENNINGS, INC.
EVEREST & JENNINGS INTERNATIONAL LTD.
EVEREST & JENNINGS LIFESTYLES
EXNEWT, INC.
FREEWAY INVESTMENT CORP.
G.F.E. HEALTHCARE PRODUCTS CORP.
GRAHAM-FIELD BANDAGE, INC.
GRAHAM-FIELD DISTRIBUTION, INC.
GRAHAM-FIELD EUROPEAN DISTRIBUTION CORPORATION
GRAHAM-FIELD EXPRESS, INC.
GRAHAM-FIELD EXPRESS (DALLAS), INC.
GRAHAM-FIELD EXPRESS (PUERTO RICO) INC.
GRAHAM-FIELD, INC.
GRAHAM-FIELD TEMCO, INC.
HEALTH AND MEDICAL TECHNIQUES, INC.
HEALTHTEAM, INC.
INTERNATIONAL MEDICAL EQUIPMENT CORP.
THE JENNINGS INVESTMENT COMPANY
KUSCHALL OF AMERICA, INC.
LABAC SYSTEMS, INC.
LABTRON SCIENTIFIC CORP.
M.E. TEAM, INC.
MCT ACQUISITION CORP.
MEDISCO, INC.
METAL PRODUCTS CORP.
PATIENT TECHNOLOGY, INC.
PROFESSIONAL SECURITIES CORP.
RABSON MEDICAL SALES, LTD.
SMITH & DAVIS MANUFACTURING COMPANY
THOMPSON BLAIR, INC.
VENTILATOR CORP.